UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

MGM Resorts International

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MGM RESOIRTS Your Vote Counts! MGM RESORTS INTERNATIONAL 2023 Annual Meeting Vote by May 01, 2023 INTERNATIONAL® MGM RESORTS INTERNATIONAL ATIN: CORPORATE SECRETARY 3600 LAS VEGAS BLVD. SOUTH LAS VEGAS, NEVADA 89109 11 :59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # You invested in MGM RESORTS INTERNATIONAL and it s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 02, 2023. Get informed before you vote View the Notice & Proxy Statement, AR/1 0-K/1 0-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Virtually at: Vote Virtually at the Meeting* May 02, 2023 10:00 AM PDT www.virtualshareholdermeeting.com/MGM2023 *Please check the meeting materials for any special requirements for meeting attendance.

1 .Election of Directors Nominees: 1 a. Barry Diller For 1 b. Alexis M. Herman For 1c. William J. Hornbuckle For 1 d. Mary Chris Jammet For 1 e.Joey Levin For 1 f. Rose McKinney-James For 1 g. Keith A. Meister For 1 h. Paul Salem For 1 i. Jan G. Swartz For 1 j. Daniel J. Taylor For 1 k. Ben Winston For 2. To ratify the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for the year ending December 31, 2023. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To approve, on an advisory basis, the frequency with which the Company conducts advisory votes on executive compensation. Year NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.